Exhibit 10.17

SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Sixth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”), dated as of May 30, 2025, is by and between NewBevCo, Inc., a Delaware corporation (“Borrower”), and Comerica Bank, a Texas banking association (“Bank”).

WITNESSETH:

WHEREAS, Borrower and Bank entered into that certain Second Amended and Restated Credit Agreement dated as of June 30, 2008 (as amended, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, Borrower and Bank wish to further amend the Agreement;

NOW, THEREFORE, Borrower and Bank agree as follows:

1.    The existing Agreement is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the marked copy of the existing Agreement attached hereto as Attachment 1 hereto and made a part hereof for all purposes.

2.    This Amendment shall become effective on the date that the Bank has received counterpart signature pages from the Borrower to this Amendment and the fully executed Revolving Credit Note (as defined in the Agreement).

3.    Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

4.    Borrower hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Borrower’s corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower’s Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Borrower in Section 4 of the Agreement, as updated by the quarterly financial statements of the Borrower and the Parent, are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

5.    This Amendment shall be effective as of the date set forth above.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver this amendment as of the day and year first written above.

BANK: COMERICA BANK By: ______________________ Alex Farrell Its: Vice President	BORROWER: NEWBEVCO, INC. By: _______________________ George R. Bracken Its: Vice President

RATIFICATION AND CONFIRMATION OF GUARANTY

This Ratification and Confirmation of Guaranty Agreement (this "Agreement") is dated to be effective as of May 30, 2025 (the "Sixth Amendment Effective Date"), and executed by the undersigned (singularly and collectively if more than one party, “Guarantor”) for the benefit of Comerica Bank, a Texas banking association ("Bank").

Pursuant to one or more Guaranty Agreements executed by Guarantor in favor of Bank (as amended, modified, renewed and/or restated from time to time, collectively, the "Guaranty Agreement"), Guarantor guaranteed all of the Guaranteed Obligations (as defined in the Guaranty Agreement). The Guaranteed Obligations may be evidenced by, without limitation, one or more of the Loan Documents. By executing below, Guarantor, as of the Sixth Amendment Effective Date, hereby: (i) ratifies and confirms each Guaranty Agreement; (ii) agrees that the Guaranty Agreement is and shall remain in full force and effect, and that the terms and provisions of the Guaranty Agreement cover and pertain to all existing and future Guaranteed Obligations; (iii) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty Agreement or the other obligations created and evidenced by the Guaranty Agreement; (iv) certifies that the representations and warranties contained in the Guaranty Agreement remain true and correct representations and warranties of Guarantor as of the Sixth Amendment Effective Date; and (v) acknowledges that Bank has satisfied and performed its covenants and obligations under the Guaranty Agreement and the other Loan Documents, and that no action or failure to act by or on behalf of Bank, has or will give rise to any cause of action or other claim against Bank for breach of the Guaranty Agreement, the Loan Documents or otherwise.

This Agreement may be signed in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single Agreement. The Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all of the signatures of Guarantor. Capitalized terms not otherwise defined herein will have the meanings as indicated in the Guaranty Agreement.

[SIGNATURES FOLLOW ON SUCCEEDING PAGES]

GUARANTORS:

BEVCO SALES, INC.

By:

Name:

Its:

BEVERAGE CORPORATION INTERNATIONAL, INC.

By:

Name:

Its:

BIG SHOT BEVERAGES, INC.

By:

Name:

Its:

EVERFRESH BEVERAGES, INC.

By:

Name:

Its:

FAYGO BEVERAGES, INC.

By:

Name:

Its:

LACROIX BEVERAGES, INC.

By:

Name:

Its:

Signature Page to Sixth Amendment to Credit Agreement

(4919-6097-5152)

NATIONAL BEVERAGE VENDING COMPANY

By:

Name:

Its:

NATIONAL RETAIL BRANDS, INC.

By:

Name:

Its:

PACO INC.

By:

Name:

Its:

SHASTA BEVERAGES, INC.

By:

Name:

Its:

SHASTA BEVERAGES INTERNATIONAL, INC.

By:

Name:

Its:

SHASTA SALES, INC.

By:

Name:

Its:

Signature Page to Sixth Amendment to Credit Agreement

(4919-6097-5152)

SHASTA SWEETENER CORP. By: Name: Its: SHASTA WEST, INC. By: Name: Its:

Signature Page to Sixth Amendment to Credit Agreement

(4919-6097-5152)

Attachment 1

Marked copy of existing Agreement

See attachment.